                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

[X]    Filed by the Registrant
[ ]    Filed by a Party other than the Registrant
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                          MUNICIPAL ADVANTAGE FUND INC.

                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------

       (2)  Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

            -------------------------------------------------------------------

       (4)  Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------

       (5)  Total fee paid:

            -------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

            -------------------------------------------------------------------

       (2)  Form, Schedule or Registration Statement No.:

            -------------------------------------------------------------------

       (3)  Filing Party:

            -------------------------------------------------------------------

       (4)  Date Filed:

            -------------------------------------------------------------------

                         MUNICIPAL ADVANTAGE FUND INC.


                          1345 Avenue of the Americas
                           New York, New York 10105


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                               January 15, 2002


To the Stockholders:


     The Annual Meeting of Stockholders of Municipal Advantage Fund Inc. (the "Fund") will be held at 1345 Avenue of the Americas, New York, New York on the 49th floor, on Tuesday, February 26, 2002, at 9:00 a.m., for the purposes of considering and voting upon:


   1.  The election of directors (Proposal 1).


   2.  Any other business that may properly come before the meeting.


     The close of business on December 31, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and the right to vote at the meeting.



                                           By Order of the Board of Directors,


                                           /s/ Michael B. Zuckerman

                                           Michael B. Zuckerman
                                           Secretary




--------------------------------------------------------------------------------
 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

   2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                 REGISTRATION



CORPORATE ACCOUNTS                                   VALID SIGNATURE
(1) ABC Corp. ....................................   ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. ....................................   John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer ............   John Doe
(4) ABC Corp. Profit Sharing Plan ................   John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust ....................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78 .........   Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA ................   John B. Smith
(2) John B. Smith ................................   John B. Smith, Jr., Executor

                         MUNICIPAL ADVANTAGE FUND INC.
                          1345 Avenue of the Americas
                           New York, New York 10105


                          --------------------------
                                PROXY STATEMENT
                          --------------------------

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Advantage Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at 1345 Avenue of the Americas, New York, New York on the 49th floor, on Tuesday, February 26, 2002, at 9:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 15, 2002. THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001 IS AVAILABLE, FREE OF CHARGE, BY CONTACTING THE FUND AT THE ADDRESS LISTED ABOVE OR BY CALLING 1-800-223-2413. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Directors. The close of business on December 31, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 7,257,093 shares of Common Stock outstanding and 1,100 shares of Preferred Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote at the Annual Meeting.

     Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM" or the "Investment Manager"), whose principal business address is 888 San Clemente Drive, Suite 100, Newport Beach, CA 92660, is the Fund's investment manager. OpCap Advisors ("OpCap"), whose principal business address is 1345 Avenue of the Americas, New York, New York 10105, is the Fund's investment adviser.

                               SUMMARY OF PROPOSAL


   PROPOSAL                  CLASS OF STOCKHOLDER SOLICITED
--------------------------   -------------------------------
1. Election of Directors
     Raymond D. Horton       Holders of Preferred Stock
                             and Common Stock
     Stephen J. Treadway     Holders of Preferred Stock

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect two Class II Directors to hold office until the 2005 Annual Meeting of Stockholders or thereafter when their successors are elected and qualified. The terms of office of the Class I and Class III Directors expire at the Annual Meetings of Stockholders in 2004 and 2003, respectively, or thereafter, in each case when their respective successors are elected and qualified. The staggered terms limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. Under the Fund's Charter and the the Investment Company Act of 1940, as amended (the "1940 Act"), the holders of the shares of the Fund's Preferred Stock and Common Stock, voting together as a single class, will vote on whether to elect Mr. Horton as a director of the Fund, and the holders of the shares of the Fund's Preferred Stock only will vote on whether to elect Mr. Treadway as a director of the Fund.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he or she will serve if elected, but if either nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with his/her judgment. Messrs. Horton and Treadway are currently members of the Board of Directors of the Fund.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE FOR BOTH NOMINEES FOR ELECTION OF DIRECTOR.


     The following table provides information concerning each nominee for election as a director:

                                                                    COMMON STOCK              PREFERRED STOCK
                                                                BENEFICIALLY OWNED,         BENEFICIALLY OWNED,
                                                              DIRECTLY OR INDIRECTLY,     DIRECTLY OR INDIRECTLY,
                                                                ON DECEMBER 31, 2001       ON DECEMBER 31, 2001
                                                             -------------------------   ------------------------
  NOMINEES AND PRINCIPAL OCCUPATIONS      DIRECTOR
      DURING THE PAST FIVE YEARS           SINCE      AGE            SHARES (A)                 SHARES (A)
--------------------------------------   ---------   -----   -------------------------   ------------------------
CLASS II NOMINEES TO SERVE UNTIL 2005
ANNUAL MEETING OF STOCKHOLDERS
Raymond D. Horton, Member of Audit         1994        62              -0-                         -0-
 Committee; Professor, Columbia
 University Graduate School of
 Business; President, Citizens Budget
 Commission, Inc. (1986-1998).
Stephen J. Treadway*, Chairman;            1997        54              -0-                         -0-
 Managing Director of Allianz
 Dresdner Asset Management of
 America L.P., and Managing Director
 and Chief Executive Officer of
 PIMCO Funds Distributors LLC and
 its predecessor; formerly, employed
 by Smith Barney Inc. for over 18
 years, serving in various senior
 officer positions.

     The following table provides information concerning the Directors serving until the 2003 and 2004 Annual Meetings of Stockholders:


                                                                      COMMON STOCK              PREFERRED STOCK
                                                                  BENEFICIALLY OWNED,         BENEFICIALLY OWNED,
                                                                DIRECTLY OR INDIRECTLY,     DIRECTLY OR INDIRECTLY,
                                                                  ON DECEMBER 31, 2001       ON DECEMBER 31, 2001
                                                               -------------------------   ------------------------
  DIRECTORS AND PRINCIPAL OCCUPATIONS      DIRECTOR
       DURING THE PAST FIVE YEARS            SINCE      AGE            SHARES (A)                 SHARES (A)
----------------------------------------   ---------   -----   -------------------------   ------------------------
CLASS I DIRECTORS SERVING UNTIL 2004
 ANNUAL MEETING OF STOCKHOLDERS
Robert E. Connor, Member of Audit             2000       67              -0-                         -0-
 Committee; Senior Officer, Corporate
 Communications, Travelers/Smith
 Barney Inc.
Wendy W. Luers, Member of Audit               2001       61              -0-                         -0-
 Committee; Founder and President,
 The Foundation for a Civil Society,
 New York, Prague, Bratislava (a
 non-profit foundation which sponsors
 various organizations and programs
 in the Czech and Slovak Republics);
 Presidential Appointee to the National
 Council on the Arts (1988-1996).

----------
* "Interested person" as defined in the 1940 Act because of a relationship with ADAM, the Fund's investment manager.
(A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

                                                                    COMMON STOCK              PREFERRED STOCK
                                                                BENEFICIALLY OWNED,         BENEFICIALLY OWNED,
                                                              DIRECTLY OR INDIRECTLY,     DIRECTLY OR INDIRECTLY,
                                                                ON DECEMBER 31, 2001       ON DECEMBER 31, 2001
                                                             -------------------------   ------------------------
   DIRECTOR AND PRINCIPAL OCCUPATION      DIRECTOR
      DURING THE PAST FIVE YEARS           SINCE      AGE            SHARES (A)                 SHARES (A)
--------------------------------------   ---------   -----   -------------------------   ------------------------
CLASS III DIRECTOR SERVING UNTIL 2003
 ANNUAL MEETING OF STOCKHOLDERS
Jeswald W. Salacuse, Member of Audit        1994      63               298                         -0-
 Committee; Henry J. Braker
 Professor of Commercial Law, The
 Fletcher School of Law & Diplomacy,
 Tufts University (1990-Present);
 Dean, The Fletcher School of Law &
 Diplomacy, Tufts University
 (1986-1994).

     Each of Messrs. Connor, Salacuse and Treadway serves as a director of certain other U.S. registered investment companies, as described below. Mr. Connor serves as a trustee for five other investment companies advised by ADAM. Mr. Salacuse is also a director of six registered investment companies co-advised by ADAM and Salomon Brothers Asset Management Inc ("SBAM"), four registered investment companies advised by SBAM, two registered investment companies advised by Advantage Advisers, Inc. and one registered investment company advised by CIBC Oppenheimer Advisers, L.L.C. Mr. Treadway is a director of five registered investment companies co-advised by ADAM and SBAM and of seven other investment companies advised by ADAM and one or more of its affiliates.


     At December 31, 2001, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management, beneficially more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 6,746,821 shares of Common Stock equal to approximately 93% of the outstanding shares of Common Stock of the Fund and 1,100 shares of Preferred Stock equal to 100% of the outstanding shares of Preferred Stock of the Fund.


     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Treadway, the current executive officers of the Fund are:



                                                                 HELD CURRENT
NAME                                     OFFICE            AGE   OFFICE SINCE
------------------------------ -------------------------- ----- -------------
  Newton B. Schott, Jr.                 President          59       2001
  Matthew Greenwald             Executive Vice President   47       1997
  Brian S. Shlissel                     Treasurer          37       2000
  Michael B. Zuckerman                  Secretary          36       2001

     Mr. Greenwald is Senior Vice President and Portfolio Manager of Oppenheimer Capital. Mr. Schott has served as Senior Vice President of ADAM's Mutual Fund Division since November 1997. He also currently serves as the Managing Director, Chief Administrative Officer, Secretary and General Counsel to PIMCO Funds Distributors LLC, and has held such positions or other senior office positions in the company since May 1990. Mr. Schott served as Executive Vice President of the Fund from February 1997 to May 2001, Secretary of the Fund from February 2001 to September 2001 and Assistant Secretary of the Fund from February 1999 to January 2001. Mr. Shlissel served as Assistant Treasurer of the Fund from September 1999 to February 2000. Mr. Shlissel has been a Vice President of ADAM since July 1999. From 1993 to 1999, Mr. Shlissel was a Vice President with Mitchell Hutchins Asset Management. Mr. Zuckerman has been a Vice President of ADAM since April 2001. From March 1999 to March 2001, he was an associate at Dechert and, from August 1995 to March 1999, he served as Associate Counsel at Metropolitan Life Insurance Company.

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund or of ADAM, OpCap or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange, Inc. listing standards. Currently, Messrs. Connor, Horton and Salacuse and Ms. Luers are members of the Audit Committee. The Audit Committee convened once during the fiscal year ended October 31, 2001. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might have in that connection. The Fund adopted an Audit Committee Charter in May 2000.

     The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2001. The Fund has no nominating or compensation committees.

     During the fiscal year ended October 31, 2001, the Board of Directors met four times. Each director attended at least 75% of the meetings of the Board or the Committee of the Board for which he or she was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other U.S. registered investment companies advised by ADAM during the past fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended October 31, 2001 to each director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to directors. No compensation was paid during the fiscal year ended October 31, 2001 by the Fund to Mr. Treadway, who was a director of the Fund during the period and an "interested person" as defined in the 1940 Act because of his relationship with ADAM.




                             AGGREGATE
                         COMPENSATION FROM     TOTAL COMPENSATION FROM OTHER
   NAME OF DIRECTOR             FUND               FUNDS ADVISED BY ADAM         TOTAL COMPENSATION
---------------------   -------------------   ------------------------------   ----------------------
                                              Directorships (A)                Directorships (A)
Robert E. Connor               $8,150         $21,500(5)                       $29,650(6)
Raymond D. Horton              $7,450         $     0                          $ 7,450(1)
Wendy W. Luers                 $8,150         $     0                          $ 8,150(1)
Jeswald W. Salacuse            $8,150         $51,000(6)                       $59,150(7)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of any class of equity securities of the Fund registered pursuant to Section 12 of the Securities Exchange Act of 1934, the Fund's investment advisers and their respective directors and certain officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Investment Manager assumes responsibility for filing such reports for the Fund's officers and directors and, due to an administrative error, reports were not filed on a timely basis for Michael B. Zuckerman, Brian S. Shlissel or Wendy W. Luers, none of whom owns shares of the Fund's Common Stock or Preferred Stock.


REQUIRED VOTE

     The election of Raymond D. Horton as a director requires the affirmative vote of the holders of a plurality of the shares of the Common Stock and Preferred Stock of the Fund, voting together as a single class, present or represented by proxy at the Annual Meeting with a quorum present. The election of Stephen J. Treadway as a director requires the affirmative vote of the holders of a plurality of the shares of the Preferred Stock of the Fund present or represented by proxy at the Annual Meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter that may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP ("PwC") as independent accountants of the Fund for the fiscal year ending October 31, 2001. The appointment of independent accountants is approved annually by the Board of Directors. The Fund has been advised by PwC that at October 31, 2001, neither the firm nor any of its partners had any direct or material financial interest in the Fund. A representative of PwC will be available at the Annual Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.


                     FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PwC for the fiscal year ended October 31, 2001 were $27,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no financial information systems design and implementation services rendered by PwC to the Fund, ADAM, OpCap or entities controlled by or affiliated with ADAM and OpCap that provided services to the Fund for the fiscal year ended October 31, 2001.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services rendered by PwC to the Fund, ADAM, OpCap and entities controlled by or affiliated with ADAM and OpCap that provided services to the Fund for the fiscal year ended October 31, 2001 were approximately $4,260,000. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in the year 2003, must be received by the Fund (addressed to Municipal Advantage Fund Inc., 1345 Avenue of the Americas, New York, New York 10105) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 17, 2002. Any stockholder who desires to bring a proposal at the Fund's year 2003 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Municipal Advantage Fund Inc., 1345 Avenue of the Americas, New York, New York 10105) during the thirty-day period from November 28, 2002 to December 28, 2002.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of ADAM and OpCap or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Georgeson Shareholder Communications Inc. will provide certain services in connection with the solicitation of proxies at a fee to be paid by the Fund and estimated at $3,500 plus disbursements.

January 15, 2002

MVFCM--PS--02

                          MUNICIPAL ADVANTAGE FUND INC.
                                  COMMON STOCK

               ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 26, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Newton B. Schott, Jr., Michael B. Zuckerman and Stephen J. Treadway and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 1345 Avenue of the Americas, New York, New York 10105 on February 26, 2002, at 9:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 15, 2002, and upon all other matters properly before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (INCLUDING THE NOMINEE FOR DIRECTOR). Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
      PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
--------------------------------------------------------------------------------


                                       -----------------------------------------
HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

[X]    PLEASE MARK VOTES AS IN THIS
       EXAMPLE

================================================================================

                             MUNICIPAL ADVANTAGE FUND INC.

================================================================================

                         COMMON STOCK

Mark box at right if an address change or comment has been noted on the
reverse side of this card.                                                 [ ]

Mark box at right if you plan to attend the meeting.                       [ ]



            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1
                      (INCLUDING THE NOMINEE FOR DIRECTOR)


                                                 For the
                                                 Nominee    Withhold
 1.  Election of Director.                         [ ]         [ ]


                                CLASS II TO SERVE
                             UNTIL YEAR 2005 ANNUAL
                            MEETING OF STOCKHOLDERS:
                                RAYMOND D. HORTON


 2.  Any other business that may properly come before the meeting.






                                                            --------------------
        Please be sure to sign and date this Proxy.           Date
--------------------------------------------------------------------------------


           Stockholder                          Co-owner sign
---------- sign here     ---------------------- here          ------------------

                          MUNICIPAL ADVANTAGE FUND INC.
                                 PREFERRED STOCK

               ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 26, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Newton B. Schott, Jr., Michael B. Zuckerman and Stephen J. Treadway and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 1345 Avenue of the Americas, New York, New York 10105 on February 26, 2002, at 9:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 15, 2002, and upon all other matters properly before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (INCLUDING THE NOMINEES FOR DIRECTOR). Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------

         PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
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HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

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[X]   PLEASE MARK VOTES AS
      IN THIS EXAMPLE

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                             MUNICIPAL ADVANTAGE FUND INC.

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                                 PREFERRED STOCK

Mark box at right if an address change or comment has been noted on the
reverse side of this card.                                                  [ ]

Mark box at right if you plan to attend the meeting.                        [ ]



            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1
                      (INCLUDING ALL NOMINEES FOR DIRECTOR)

                                              For All               For All
                                              Nominees   Withhold   Except
1.  Election of Directors.                       [ ]        [ ]       [ ]

                                CLASS II TO SERVE
                             UNTIL YEAR 2005 ANNUAL
                            MEETING OF STOCKHOLDERS:

                               RAYMOND D. HORTON;
                               STEPHEN J. TREADWAY


NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s) in the list above.

2.  Any other business that may properly come before the meeting.





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        Please be sure to sign and date this Proxy.           Date
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           Stockholder                          Co-owner sign
---------- sign here     ---------------------- here          ------------------